Business developments	6 Months Ended
Jun. 30, 2013
Business developments and subsequent events
Note 3 Business developments and subsequent events

On July 1, 2013, the sale of Credit Suisse's ETF business to BlackRock was completed. Related gains of approximately CHF 140 million will be recognized in 3Q13.

In April 2013, Credit Suisse announced an agreement to sell Strategic Partners, Credit Suisse’s dedicated secondary private equity business, to Blackstone. The transaction is expected to close in 3Q13.

On April 8, 2013, Credit Suisse Group AG settled and delivered 233,452,670 of Group shares in connection with the conversion of CHF 3.8 billion of MACCS. Those shares consisted of 199,964,015 newly issued shares and 33,488,655 treasury shares. Settlement of the MACCS with registered shares utilizing authorized capital decreased debt liabilities and increased shareholders’ equity.